UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS GLOBAL SUSTAINABILITY FUND (Class A, C and I)

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Global Sustainability Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Sustainability Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Global Sustainability Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International stocks proved sensitive to these macroeconomic developments, often regardless of underlying company fundamentals, and most international equity market indices ended the reporting period with mildly negative absolute returns.

The global economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In Asia, China seems to have averted an economic contraction after implementing measures to dampen inflationary pressures. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Global Sustainability Fund’s Class A shares produced a total return of –0.81%, Class C shares returned –1.53% and Class I shares returned –0.50%.1 In comparison, the fund’s benchmark, the Dow Jones Sustainability World Index (“DJSI World Index”), produced a –0.98% total return over the same period.2

Stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but several macroeconomic disappointments later erased their gains. The fund’s Class A and Class I shares produced modestly higher returns than its benchmark, mainly due to the success of our stock selection strategy.

The Fund’s Investment Approach

The fund seeks capital growth.To pursue its goal, the fund normally invests primarily in the stocks of companies that have sustainable operating practices and/or produce sustainable products or services and that meet certain fundamental investment criteria. The fund’s investments are focused among the major developed markets of the world, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe.The fund, however, may invest up to 20% of its assets in emerging markets, but will not invest more than 10% of its assets in any one emerging market country.

We use a proprietary model to rank stocks within geographic regions, countries and economic sectors based on several characteristics, including a measure of the value, growth and financial profile.We then select the stocks that meet the fund’s sustainability and investment criteria.

Shifting Sentiment Sparked Heightened Market Volatility

Gains in employment, consumer spending and corporate earnings supported a stock market rally over the first several months of the reporting period. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and stocks rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease.

Stock Selections Buoyed Relative Results

Although stocks in Europe performed relatively poorly due to the sovereign debt crisis, our security selection process enabled the fund to produce respectable results in the region. Perhaps most significantly, the fund held underweighted exposure to struggling European banks, avoiding the brunt of their weakness. Instead, we established positions in U.K.-based financial institutions, including Barclays and HSBC Holdings, which benefited from a robust presence in faster-growing emerging markets. In addition, the fund achieved relatively strong results from insurers such as AXA in France and Allianz in Germany, where such companies saw growth in their asset management busi-nesses.The fund also fared well in Europe’s telecommunications sector, where service providers such as BT Group attracted investor interest due to defensive characteristics such as steady revenues, high dividends and positive cash flows.

The fund also produced higher returns than its benchmark in North America, where successful stock selections included health care providers Humana and UnitedHealth Group, as decelerating medical costs bolstered earnings. In the financials sector, top North American performers included financially sound banks such as The Canadian Imperial Bank of Commerce. The fund also benefited from underweighted exposure to struggling U.S. banks, including Citigroup.

Disappointments during the reporting period were concentrated in the materials sector, where miners Rio Tinto and BHP Billiton slid amid global economic uncertainty. In addition, North American natural gas producers, such as EnCana, suffered as a result of falling commodity prices stemming from supply-and-demand imbalances.

Finding Sustainable Opportunities in a Slow Growth Economy

Ongoing economic turmoil has given us reason for caution, and we have continued to favor stocks in traditionally defensive market sectors. When selecting stocks, we have emphasized larger companies with high-quality earnings and strong balance sheets. Indeed, focusing on high-quality companies, such as financial institutions with stringent credit standards, is part of the fund’s commitment to sustainable business practices. For example, we have maintained the fund’s underweighted exposure to European banks, focusing instead on global financial companies with more diversified businesses and markets.

November 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Dow Jones Sustainability World Index (DJSI World)
covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock
Market Index in terms of economic, environmental and social criteria Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global Sustainability Fund on 12/15/08 (inception date) to a $10,000 investment made in the Dow Jones Sustainability World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index covers the top 10% of the biggest 2,500 companies in the Dow Jones Global Total Stock Market Index in terms of economic, environmental and social criteria. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/11

	Inception		From
	Date	1Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/15/08	–6.50%	7.80%
without sales charge	12/15/08	–0.81%	10.04%
Class C shares
with applicable redemption charge †	12/15/08	–2.42%	9.22%
without redemption	12/15/08	–1.53%	9.22%
Class I shares	12/15/08	–0.50%	10.31%
Dow Jones Sustainability World Index	11/30/08	–0.98%	13.39%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 11/30/08 is used as the beginning value on 12/15/08.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Sustainability Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.13	$8.62	$3.97
Ending value (after expenses)	$851.70	$848.60	$853.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.60	$9.40	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2011

Common Stocks—96.7%	Shares	Value ($)
Australia—7.1%
Australia & New Zealand Banking Group	3,444	77,672
BHP Billiton	5,239	205,101
CFS Retail Property Trust	28,756	54,770
Rio Tinto	1,002	71,848
Stockland	16,292	53,234
Woodside Petroleum	644	24,237
		486,862
Denmark—.6%
Vestas Wind Systems	2,845[a]	44,625
Finland—.8%
Kesko, Cl. B	1,197	42,666
Neste Oil	927	11,268
		53,934
France—7.7%
AXA	9,214	150,061
BNP Paribas	819	37,227
Christian Dior	764	108,146
Total	3,810	199,357
Unibail-Rodamco	132	26,393
		521,184
Germany—5.1%
Allianz	1,491	167,544
Bayerische Motoren Werke	1,525	124,625
Muenchener Rueckversicherungs	287	38,704
TUI	2,224[a]	14,596
		345,469
Hungary—.7%
MOL Hungarian Oil and Gas, ADR	1,300[a]	50,765
Italy—5.7%
Enel	24,538	115,780
ENI	7,010	155,099
Fiat	12,093	74,295
Telecom Italia	34,543	42,993
		388,167

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan—4.4%
Aeon	8,000	105,062
Marubeni	6,400	37,065
Mitsui & Co.	6,000	87,549
Seven & I Holdings	2,000	53,489
Teijin	4,000	13,998
		297,163
Netherlands—1.2%
Koninklijke Ahold	6,267	80,343
Norway—2.8%
Statoil	5,184	132,274
Telenor	3,328	59,400
		191,674
South Korea—2.3%
POSCO	80	27,744
Samsung Electronics	123	106,695
Samsung SDI	169	20,474
		154,913
Spain—5.0%
Banco Santander	15,809	135,121
CaixaBank	8,624	42,291
Endesa	4,000	95,531
Iberdrola	9,206	66,978
		339,921
Sweden—1.5%
Volvo, Cl. B	7,970	99,847
Switzerland—5.7%
Nestle	1,068	61,929
Novartis	574	32,440
Roche Holding	1,330	219,242
Zurich Financial Services	329[a]	76,384
		389,995
United Kingdom—15.8%
AstraZeneca	3,621	173,851
BHP Billiton	2,155	68,174
BT Group	53,721	162,477

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Firstgroup	17,757	95,362
HSBC Holdings	12,561	110,052
Ladbrokes	16,171	35,908
Marks & Spencer Group	12,529	64,848
Rio Tinto	3,227	175,637
Schroders	4,209	96,710
Tesco	8,553	55,250
Unilever	655	21,969
Vodafone Group	5,210	14,480
		1,074,718
United States—30.3%
Abbott Laboratories	2,200	118,514
Alcoa	6,500	69,940
Baxter International	800	43,984
CA	5,000	108,300
Campbell Soup	1,000	33,250
Citigroup	1,570	49,596
Dell	5,900[a]	93,279
General Electric	14,200	237,282
H&R Block	6,500	99,385
H.J. Heinz	1,300	69,472
Herman Miller	2,900	59,885
Humana	850	72,156
Intel	8,677	212,934
International Business Machines	1,100	203,093
Johnson & Johnson	808	52,027
McGraw-Hill	1,400	59,500
MeadWestvaco	1,200	33,492
Motorola Solutions	1,400	65,674
Public Service Enterprise Group	3,400	114,580
Symantec	5,092[a]	86,615
UnitedHealth Group	3,700	177,563
		2,060,521
Total Common Stocks
(cost $6,193,650)		6,580,101

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—2.9%	Shares	Value ($)
Brazil—1.6%
Banco Bradesco	6,050	109,417
Germany—1.3%
Henkel & Co.	1,495	89,179
Total Preferred Stocks
(cost $170,925)		198,596

Total Investments (cost $6,364,575)	99.6%	6,778,697
Cash and Receivables (Net)	.4%	27,812
Net Assets	100.0%	6,806,509

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	18.4	Energy	6.1
Financial	18.2	Utilities	4.8
Information Technology	14.2	Consumer Staples	4.7
Materials	12.9	Telecommunications	4.1
Health Care	9.9
Industrial	6.3		99.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	6,364,575	6,778,697
Cash		84,002
Cash denominated in foreign currencies	119,662	117,698
Dividends receivable		19,859
Receivable for shares of Beneficial Interest subscribed		1,403
Prepaid expenses		8,719
Due from The Dreyfus Corporation and affiliates—Note 3(c)		20,605
		7,030,983
Liabilities ($):
Payable for investment securities purchased		120,359
Accrued expenses		104,115
		224,474
Net Assets ($)		6,806,509
Composition of Net Assets ($):
Paid-in capital		5,850,055
Accumulated undistributed investment income—net		105,078
Accumulated net realized gain (loss) on investments		437,769
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		413,607
Net Assets ($)		6,806,509

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	4,962,665	618,803	1,225,041
Shares Outstanding	346,940	43,631	85,445
Net Asset Value Per Share ($)	14.30	14.18	14.34

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $18,164 foreign taxes withheld at source):
Unaffiliated issuers	221,232
Affiliated issuers	5
Total Income	221,237
Expenses:
Management fee—Note 3(a)	37,058
Auditing fees	56,012
Registration fees	41,289
Shareholder servicing costs—Note 3(c)	16,986
Trustees’ fees and expenses—Note 3(d)	15,454
Legal fees	14,151
Custodian fees—Note 3(c)	8,845
Prospectus and shareholders’ reports	8,624
Distribution fees—Note 3(b)	4,970
Loan commitment fees—Note 2	124
Miscellaneous	47,814
Total Expenses	251,327
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(168,599)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	82,725
Investment Income—Net	138,512
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	438,908
Net realized gain (loss) on forward foreign currency exchange contracts	88
Net Realized Gain (Loss)	438,996
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(590,487)
Net Realized and Unrealized Gain (Loss) on Investments	(151,491)
Net (Decrease) in Net Assets Resulting from Operations	(12,979)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	138,512	135,904
Net realized gain (loss) on investments	438,996	673,142
Net unrealized appreciation
(depreciation) on investments	(590,487)	26,042
Net Increase (Decrease) in Net Assets
Resulting from Operations	(12,979)	835,088
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(79,424)	(52,442)
Class C Shares	(5,244)	(2,400)
Class I Shares	(30,427)	(25,476)
Net realized gain on investments:
Class A Shares	(453,804)	(142,577)
Class C Shares	(55,867)	(17,400)
Class I Shares	(150,334)	(57,420)
Total Dividends	(775,100)	(297,715)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	302,668	299,920
Class C Shares	56,530	24,943
Class I Shares	25,190	355,776
Dividends reinvested:
Class A Shares	30,262	4,526
Class C Shares	2,611	—
Class I Shares	105,191	53,834
Cost of shares redeemed:
Class A Shares	(168,230)	(163,116)
Class C Shares	(27,925)	—
Class I Shares	(849,545)	(300,327)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(523,248)	275,556
Total Increase (Decrease) in Net Assets	(1,311,327)	812,929
Net Assets ($):
Beginning of Period	8,117,836	7,304,907
End of Period	6,806,509	8,117,836
Undistributed investment income—net	105,078	82,464

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	19,697	20,221
Shares issued for dividends reinvested	2,035	297
Shares redeemed	(11,079)	(11,196)
Net Increase (Decrease) in Shares Outstanding	10,653	9,322
Class C
Shares sold	3,663	1,785
Shares issued for dividends reinvested	176	—
Shares redeemed	(1,993)	—
Net Increase (Decrease) in Shares Outstanding	1,846	1,785
Class I
Shares sold	1,573	23,413
Shares issued for dividends reinvested	7,074	3,544
Shares redeemed	(54,515)	(20,674)
Net Increase (Decrease) in Shares Outstanding	(45,868)	6,283

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.94	14.85	12.50
Investment Operations:
Investment income—net[b]	.29	.27	.26
Net realized and unrealized
gain (loss) on investments	(.36)	1.42	2.12
Total from Investment Operations	(.07)	1.69	2.38
Distributions:
Dividends from investment income—net	(.23)	(.16)	(.03)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.57)	(.60)	(.03)
Net asset value, end of period	14.30	15.94	14.85
Total Return (%)[c]	(.81)	11.54	19.05[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.39	3.76	5.60[e]
Ratio of net expenses
to average net assets	1.10	1.10	1.10[e]
Ratio of net investment income
to average net assets	1.89	1.80	2.32[e]
Portfolio Turnover Rate	69.32	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	4,963	5,360	4,855

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.82	14.76	12.50
Investment Operations:
Investment income—net[b]	.17	.15	.18
Net realized and unrealized
gain (loss) on investments	(.34)	1.41	2.10
Total from Investment Operations	(.17)	1.56	2.28
Distributions:
Dividends from investment income—net	(.13)	(.06)	(.02)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.47)	(.50)	(.02)
Net asset value, end of period	14.18	15.82	14.76
Total Return (%)[c]	(1.53)	10.75	18.21[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.15	4.52	6.36[e]
Ratio of net expenses
to average net assets	1.85	1.85	1.85[e]
Ratio of net investment income
to average net assets	1.15	1.04	1.58[e]
Portfolio Turnover Rate	69.32	99.01	50.92[d]
Net Assets, end of period ($ x 1,000)	619	661	590

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.97	14.87	12.50
Investment Operations:
Investment income—net[b]	.32	.31	.25
Net realized and unrealized
gain (loss) on investments	(.34)	1.42	2.15
Total from Investment Operations	(.02)	1.73	2.40
Distributions:
Dividends from investment income—net	(.27)	(.19)	(.03)
Dividends from net realized gain on investments	(1.34)	(.44)	—
Total Distributions	(1.61)	(.63)	(.03)
Net asset value, end of period	14.34	15.97	14.87
Total Return (%)	(.50)	11.84	19.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.05	3.51	5.31[d]
Ratio of net expenses
to average net assets	.85	.85	.85[d]
Ratio of net investment income
to average net assets	2.12	2.07	2.15[d]
Portfolio Turnover Rate	69.32	99.01	50.92[c]
Net Assets, end of period ($ x 1,000)	1,225	2,097	1,860

a	From December 15, 2008 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Sustainability Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	2,060,521	—		—	2,060,521
Equity Securities—
Foreign†	3,779,238	938,938	††	—	4,718,176

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlement, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $381,053, undistributed capital gains $171,770 and unrealized appreciation $403,631.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $370,113 and $297,715 and long-term capital gains $404,987 and $0, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, real estate investment trusts and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $803 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $168,599 during the period ended October 31, 2011.

During the period ended October 31, 2011, the Distributor retained $516 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .23% of the value of the fund’s average daily net assets, payable monthly.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $4,970 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $13,180 and $1,657, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $1,068 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $99 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $8,845 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,793, Rule 12b-1 distribution plan fees $381, shareholder services plan fees $1,145, custodian fees $1,339, chief compliance officer fees $4,246 and transfer agency per account fees $124, which are offset against an expense reimbursement currently in effect in the amount of $30,633.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2011, amounted to $5,159,732 and $6,301,494, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At October 31, 2011, there were no forward contracts outstanding.

At October 31, 2011, the cost of investments for federal income tax purposes was $6,374,551; accordingly, accumulated net unrealized appreciation on investments was $404,146, consisting of $712,266 gross unrealized appreciation and $308,120 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Global Sustainability Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Sustainability Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Sustainability Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2011:

—the total amount of taxes paid to foreign countries was $18,031

—the total amount of income sourced from foreign countries was $193,745.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012. For the fiscal year ended October 31, 2011, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $222,514 represents the maximum amount that may be considered qualified dividend income.Also, the fund hereby designates $.5166 per share as a short-term capital gain distribution paid and also designates $.8204 per share as a long-term capital gain distribution paid on December 31, 2010.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s invest-ments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of October 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians’.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the fund’s average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Clifford L. Alexander, Jr. (78)
Board Member (2000)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (2003)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
Whitney I. Gerard (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND ( U n a u d i t e d ) (continued)

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,203 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,310 in 2010 and $3,815 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $3 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,544,905 in 2010 and $16,139,606 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)